Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus and other information online at http://www.arielinvestments.com/prospectusandreports/. You may also obtain this information at no cost by calling 800.292.7435 or by sending an email request to email@arielinvestments.com. The Fund’s full prospectus and statement of additional information, dated February 1, 2011, are incorporated into this summary prospectus.

Investment objective

Ariel Discovery Fund pursues long-term capital appreciation.

Fees and expenses of the Fund

The table below describes fees and expenses that you may pay if you buy and hold shares of the Fund.  You do not pay a sales charge or load when you buy or sell shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and service (12b-1) fees	0.25%
Other expenses1	2.77%
Total annual operating expenses2	4.02%
Less fee waiver or expense reimbursement	(2.52)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.50%
1	Because the Fund is new, these expenses are based on estimated amounts for the current fiscal year.
2
Ariel Investments, LLC (“Ariel” or the “Adviser”) is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets through the end of the fiscal year ending September 30, 2014. No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2014.

The example below illustrates the expenses you would pay on a $10,000 investment in Ariel Discovery Fund.  It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period.  The example reflects contractual fee waivers and expense reimbursements through September 30, 2014.  The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Your actual expenses may be greater or less than the amounts shown.

	1-Year	3-Year
Ariel Discovery Fund	$153	$474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal investment strategy

Ariel Discovery Fund invests primarily in common stocks of companies with market capitalizations under $2 billion, measured at the time of purchase.  Over time, the market capitalizations for the Fund’s portfolio companies may change.

The essence of the Fund’s strategy is a combination of patience and stock selection.  The Fund seeks to hold investments for a relatively long period of time—generally with an investment time horizon of five years.  As long as a portfolio company otherwise meets the Fund’s investment criteria and style, increased capitalization does not prevent the Fund from holding or buying more shares.

The Fund seeks to invest in companies which trade at low price-to-book ratios and have strong balance sheets.  The Fund only buys when Ariel believes these businesses are selling at deep discounts to their intrinsic value.

Individual company valuations will be based on assets, earnings power, or a combination of the two.  Flexibility in determining the proper valuation metric for a given company will be a key component of the Fund’s strategy.  We believe this approach creates a portfolio of well-researched stocks.  The Fund is managed on a dynamic basis as companies which approach fair value are likely to be sold and replaced by those with deeper discounts to intrinsic value.  The Fund may hold cash when values are difficult to identify.

The Fund does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.  We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

Ariel Discovery Fund is a diversified fund that generally will not hold more than 50 securities in its portfolio.

Principal risks

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in this Fund.  The principal risks are:

❖
Small capitalization stocks held by the Fund could fall out of favor and returns would subsequently trail returns from the overall stock market.  The performance of such stocks could also be more volatile. Small capitalization companies often have less predictable earnings, more limited product lines and markets and more limited financial and management resources.

❖	The general level of stock prices could decline.

❖
The Fund is new with no operating history and there can be no assurance that the Fund will grow to an economically viable size.  The Fund may be liquidated without shareholder approval which may trigger tax consequences upon liquidation.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Performance

The inception date for the Fund is January 31, 2011.  Performance information will be available after the Fund has been in operation for one full calendar year.  The Fund’s performance will then be compared to a broad measure of market performance to give some indication of the risks of investing in the Fund.  To obtain updated performance information, please visit the Fund’s website at arielinvestments.com or call 800.292.7435.

Investment adviser

Ariel Investments, LLC is the investment adviser to the Fund.

Portfolio managers

David M. Maley, Lead Portfolio Manager since 2011

Kenneth E. Kuhrt, CPA, Portfolio Manager since 2011

Purchase and sale of Fund shares

Investors may purchase, exchange or redeem Fund shares on any business day by written request, via the internet, wire transfer, by telephone or through a financial intermediary.  You may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207),  by internet at arielinvestments.com or by telephone at 800.292.7435.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular	$1,000	$100
Retirement	$1,000	$100
Coverdell Education Savings Account	$1,000	$100
Automatic investment plan	$0 (waived)	$50 per month

Tax information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.